===============================================================================

                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION


          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.1)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) of Rule 14a-12

                     UST Private Equity Investor Fund Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

                    UST PRIVATE EQUITY INVESTORS FUND, INC.
                             114 West 47th Street
                         New York, New York 10036-1532

Dear Shareholder:

  You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of UST Private Equity Investors Fund, Inc. (the "Company") to be
held on [   ], May [  ], 2000 at 10:00 a.m., New York time, at the offices of
United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.

  On January 12, 2000, The Charles Schwab Corporation and U.S. Trust Corporation, the parent corporation of United States Trust Company of New York and U.S. Trust Company, entered into a definitive merger agreement. Following the merger, U.S. Trust Corporation will be a wholly-owned subsidiary of The Charles Schwab Corporation. The merger is anticipated to close by June 2000, but is subject to a number of conditions, including regulatory and shareholder approvals. The merger may be considered an assignment under the Investment Company Act of 1940 of the existing investment advisory agreement by and among the Company, United States Trust Company of New York and U.S. Trust Company, which would result in termination of such agreement. Consequently, the Board of Directors of the Company has called the Meeting to approve a new investment advisory agreement and other items.

  At the Meeting, shareholders of the Company will be asked to vote on the following matters: (1) election of four directors, (2) approval or disapproval of a new investment advisory agreement among the Company, United States Trust Company of New York and U.S. Trust Company, (3) ratification or rejection of certain determinations of the Board of Directors and (4) ratification or rejection of the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2000.

  Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose.

  We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,

                                          David I. Fann
                                          President and Chief Executive
                                           Officer

         SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY
                        CARD IN THE ENCLOSED ENVELOPE.

                    UST PRIVATE EQUITY INVESTORS FUND, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                             April  , 2000

To the Shareholders ofUST Private Equity Investors Fund, Inc.:

  The Annual Meeting of Shareholders (the "Meeting") of UST Private Equity
Investors Fund, Inc. (the "Company") will be held on [   ], May [  ], 2000 at
10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036.

  The Meeting will be held for the following purposes:

  (1) to elect each of Mr. Bernstein, Mr. Hover, Mr. Murphy and Mr. Imbimbo as directors of the Company;

  (2) to approve or disapprove a new investment advisory agreement among the Company, United States Trust Company of New York and U.S. Trust Company;

  (3) to ratify or reject certain determinations of the Board of Directors;


  (4) to ratify or reject the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2000; and

  (5) the transaction of such other business as may properly come before the Meeting or any adjournments thereof.

  The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on April 24, 2000 have the right to vote at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy in order that the Meeting can be held and a maximum number of shares may be voted.

                                          By Order of the Board of Directors
                                           of UST Private Equity Investors
                                           Fund, Inc.

                                          Ronald A. Schwartz
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

  YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY SCHEDULED FOR MAY [ ], 2000 WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED AT THE MEETING. IN THAT EVENT, THE COMPANY WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL IN ALLOWING THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY IMMEDIATELY.

                    UST PRIVATE EQUITY INVESTORS FUND, INC.
                             114 West 47th Street
                           New York, New York 10036

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of UST Private Equity Investors Fund, Inc. (the "Company"). The Annual Meeting of Shareholders will be held at the offices of United States Trust Company of New
York, 114 West 47th Street, New York, New York 10036 on [   ], May [ ], 2000
at 10:00 a.m., New York time (the "Meeting"). This Proxy Statement and the accompanying Proxy are first being mailed to shareholders on or about April , 2000.

  It is expected that the solicitation of proxies will be primarily by mail. The Company's officers, investment advisers and administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, personal interview or the Internet. If the Company records proxy votes by telephone or the Internet, it will use procedures to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. United States Trust Company of New York will bear the proxy solicitation costs and all costs in connection with the Meeting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. Proxies given by telephone or the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

  The following summarizes the proposals to be voted on at the Meeting.

Proposals

  1. To elect each of Mr. Bernstein, Mr. Hover, Mr. Murphy and Mr. Imbimbo as directors of the Company.

  2. To approve or disapprove a new investment advisory agreement among the Company, United States Trust Company of New York and U.S. Trust Company.

  3. To ratify or reject certain determinations of the Board of Directors.

  4. To ratify or reject the selection of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending October 31, 2000.

  A Proxy is enclosed with respect to the shares you own in the Company. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote.

  Shareholders are requested to complete the enclosed Proxy and return it in the enclosed envelope. No postage is required if mailed in the united states.

  The Company will furnish, without charge, copies of the Company's annual report to shareholders dated January 31, 2000 to any shareholder upon request. the Company's report to shareholders may be obtained from the Company by writing to the Company at 114 West 47th street, New York, New York 10036 or by calling (800) 446-1012 (from overseas, call (617) 557-8280).

                     THE COMPANY'S BOARD OF DIRECTORS

                  UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR
              OF EACH PROPOSAL DESCRIBED IN THIS PROXY STATEMENT.

Dated: April  , 2000

                                 INTRODUCTION

  The Company has been organized as a Maryland corporation to engage in the business of a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). This Meeting constitutes an annual meeting of shareholders that has been called to consider proposals relating to the following transaction.

  On January 12, 2000, The Charles Schwab Corporation ("Schwab") and U.S. Trust Corporation entered into a definitive agreement to merge (the "Merger"). Through its principal subsidiary, Charles Schwab & Co., Inc., Schwab is the nation's fourth largest financial services firm and the nation's largest electronic brokerage firm, in each case, as measured by customer assets. At December 31, 1999, Schwab served 6.6 million active accounts with $725 billion in customer assets through 340 branch offices, four regional customer telephone service centers and automated telephonic and online channels. Approximately 30% of Schwab's customer assets and approximately 13% of its customer accounts are managed by 5,800 independent, fee-based investment advisors served by Schwab's institutional investor segment. After the Merger, U.S. Trust Corporation will be a wholly-owned subsidiary of Schwab. The Merger is anticipated to close by June 2000; however, it is subject to a number of conditions including certain regulatory and shareholder approvals.

  Charles R. Schwab is the founder, Chairman and Co-Chief Executive Officer and a director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed a controlling person of Schwab and its subsidiaries for purposes of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), and the proxy rules promulgated thereunder.

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company ("U.S. Trust Co." and referred to herein together with U.S. Trust NY as "U.S. Trust" or the "Investment Adviser"), subsidiaries of U.S. Trust Corporation, intend to continue to serve as the co-investment advisers to the Company after the Merger. U.S. Trust has advised the Company that it does not have any plans to materially alter the investment advisory services provided to the Company as a result of the Merger or to make any change in the key personnel responsible for overseeing the investment activities of the Company. The Merger, however, represents a change in ownership of the parent corporation of U.S. Trust and, as such, may have the effect under the 1940 Act of terminating the existing Management Agreement, dated December 9, 1994, as amended and restated December 27, 1999, among the Company and U.S. Trust (the "Existing Agreement") at the date of the consummation of the Merger.

  As a consequence of the Merger, and in order to provide continuity of investment advisory services, the Board of Directors has proposed for the approval of the shareholders a new advisory agreement with U.S. Trust to take effect upon the consummation of the Merger (the "New Agreement"). Except as described in proposal two below, the terms of the New Agreement are substantially the same as those of the Existing Agreement. In addition, the advisory fee rates provided for in the Existing Agreement will remain the same in the New Agreement.

  The election of directors, the ratification or rejection of certain determinations of the Board of Directors and the ratification or rejection of Ernst & Young LLP as the Company's independent accountants for the year ending October 31, 2000 are also on the agenda for the Meeting.

                    PROPOSAL 1: ELECTION OF DIRECTORS

  The first proposal to be considered at the Meeting is the election of the directors of the Company.

  Section 15(f) of the 1940 Act provides in effect that when a change in control of an investment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied. One such condition relates to the investment company's board of directors. Section 15(f) provides, in pertinent part, that for a period of three years after the change in control at least 75% of the members of the investment company's board of directors may not be "interested persons" (as defined in the 1940
Act) of the investment adviser or its predecessor. Three out of four of the existing directors are not interested persons of U.S. Trust and will not be interested persons after the Merger.

  At the Meeting, shareholders will be asked to consider the election of four nominees who will constitute the entire Board of Directors of the Company. Each director so elected will hold office until his successor is elected and qualified, or until his term as a director is terminated as provided in the Company's by-laws. The persons named as proxies in the accompanying Proxy have been designated by the Board and intend to vote for the nominees named below. Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy are incumbent directors. Mr. Bernstein and Mr. Murphy were appointed as directors of the Company on December 1, 1994. Mr. Hover was appointed as a director on December 9, 1998 by the then current directors in order to fill a vacancy on the Board of Directors. Mr. Imbimbo was appointed as a director on April 6, 2000. The nominees have consented to serve as directors.

  All shares represented by valid Proxies will be voted in the election of directors for each nominee named below unless authority to vote for all nominees or a particular nominee is withheld. The four nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend unless a decision is made to reduce the number of directors. For more information, see "Voting Information--Quorum." The following table sets forth certain information about each of the nominees:

                            Director             Principal Occupation During
Name                Age      Since           Past 5 Years and Other Affiliations
----                ---     --------         -----------------------------------
John C. Hover, II*   56 December 9, 1998 Mr. Hover retired as Executive Vice
                                         President of the United States Trust
                                         Company of New York in 1998 after 22 years
                                         of service. He was responsible for the
                                         Personal Asset Management and Private
                                         Banking Group, and served as Chairman of
                                         U.S. Trust International. Prior to joining
                                         United States Trust Company of New York he
                                         was a commercial banker with Chemical Bank.
                                         Mr. Hover is a trustee of the University of
                                         Pennsylvania, and is Chairman of the Board
                                         of Overseers of the University's Museum of
                                         Archaeology and Anthropology. He is a
                                         director and Vice President of the Penn
                                         Club of New York. Mr. Hover serves as a
                                         director of Excelsior Private Equity Fund
                                         II, Inc.

Gene M. Bernstein    52   March 20, 1997 Mr. Bernstein has been the President of BIG
                                         Venture Inc., a privately held golf
                                         equipment marketing firm since March 1994.
                                         From 1990 until 1994 he was the President
                                         of Northville Industries Corp., a privately
                                         held corporation engaged in petroleum,
                                         marketing, distribution and trading.


                               Director            Principal Occupation During
Name                    Age     Since          Past 5 Years and Other Affiliations
----                    ---    --------        -----------------------------------
                                           Mr. Bernstein was Executive Vice President
                                           of Northville Industries Corp. from 1982 to
                                           1989. Mr. Bernstein serves as a director of
                                           Excelsior Private Equity Fund II, Inc.

Stephen V. Murphy        54 March 20, 1997 Since 1991, Mr. Murphy has been President of S.V. Murphy & Co., Inc., an investment
                                           banking firm which specializes in mergers
                                           and acquisitions, divestitures and
                                           strategic and capital-related advisory
                                           services for financial institutions. From
                                           1988 until 1990, he was Managing Director
                                           of Merrill Lynch Capital Markets in charge
                                           of the Financial Institutions Mergers and
                                           Acquisitions Department. Prior to 1988, Mr.
                                           Murphy was Managing Director of The First
                                           Boston Corporation where he headed up its
                                           Investment Banking Department's Commercial
                                           Bank Group. Mr. Murphy serves as a director
                                           of Excelsior Private Equity Fund II, Inc.

Victor F. Imbimbo, Jr.   47  April 6, 2000 Mr. Imbimbo was the founder of Bedrock
                                           Communications, Inc., a consulting company
                                           addressing the merger of traditional and
                                           digital communications solutions, in 1996.
                                           He was also the founder of the Hadley
                                           Group, a promotional marketing company, in
                                           1985, which he ran until 1996. Mr. Imbimbo
                                           has also been nominated as a director of
                                           Excelsior Private Equity Fund II, Inc.

--------
* This director is considered to be an "interested person" of the Company as defined in the 1940 Act.

  In the fiscal year of the Company ended October 31, 1999, the directors met four times. Each of Messrs. Bernstein, Hover and Murphy attended all of the meetings of the Board.

  The Company does not have a compensation or nominating committee. The Company has an audit committee that convened once during the fiscal year ended October 31, 1999. The Board of Directors has not adopted a written charter for the audit committee. Messrs. Murphy and Bernstein were the only members of the audit committee prior to April 6, 2000. The audit committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The audit committee has received written disclosures and a letter from the independent accountants and has discussed with the independent accountants the independent accountants' independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1999. Effective April 6, 2000, Mr. Imbimbo became the third member of the audit committee.

  Each director receives an annual fee of $9,000, and a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of U.S. Trust or of any parent or subsidiary thereof, who serves as an officer, director or employee of the Company receives any compensation from the Company.

  The following chart provides certain information about the fees received by the directors in the fiscal year ended October 31, 1999.

                       Aggregate       Pension or      Total Compensation
                      Compensation Retirement Benefits  from the Company
   Name of              from the     Accrued as Part   and Fund Complex*
   Person/Position      Company     of Fund Expenses   Paid to Directors
   ---------------    ------------ ------------------- ------------------
   John C. Hover, II    $15,000           None              $30,000
    Director
   Gene M. Bernstein    $15,000           None              $30,000
    Director
   Steven V. Murphy     $15,000           None              $30,000
    Director

--------

* The "Fund Complex" consists of Excelsior Private Equity Fund II, Inc. and UST Private Equity Investors Fund, Inc. Each individual serves as a director for both such investment companies.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
            "FOR" EACH OF THE FOREGOING NOMINEES FOR DIRECTOR.

                  PROPOSAL 2: APPROVAL OF NEW INVESTMENT

                            ADVISORY AGREEMENT

  At the Meeting, shareholders are also being asked to vote on the approval of the New Agreement. The principal terms of the New Agreement are summarized below and a copy of the New Agreement is attached to this Proxy Statement as Appendix A. The description of the New Agreement that follows is qualified in its entirety by reference to Appendix A.

  As required by the 1940 Act, the Existing Agreement provides for automatic termination upon "assignment." Consummation of the Merger between U.S. Trust Corporation and Schwab may be deemed to be an assignment under the 1940 Act of the Existing Agreement, resulting in the termination of the Existing Agreement in accordance with its terms. In anticipation of the consummation of the Merger, and to provide continuity in investment advisory services, the Board of Directors, including a majority of the directors who are not "interested persons" of U.S. Trust as defined in the 1940 Act, at a meeting held on April 12, 2000 approved and directed that there be submitted to the shareholders of the Company for approval a new investment advisory agreement among the Company and U.S. Trust.

  If the Merger is not completed but the proposed New Agreement is approved by the shareholders, the Company and U.S. Trust will operate under the New Agreement. If the Merger is not completed, the New Agreement would become effective upon termination of the definitive merger agreement. In the event the proposed New Agreement is not approved by shareholders, the Board will promptly consider alternatives to ensure continuing investment management services for the Company. If the New Agreement is not approved and the Merger is not completed, the Company will continue to operate under the Existing Agreement.

Section 15(f) Of The 1940 Act

  Section 15(f) of the 1940 Act provides in effect that when a change in control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. One such condition is that, no "unfair burden" may be imposed on the business development company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The other condition, as explained in proposal one, requires that, during the three-year period immediately following consummation of the transaction, at least 75% of the business development company's board of directors must not be "interested persons" of the investment adviser within the meaning of the 1940 Act.

  With respect to the first condition mentioned in the preceding paragraph, the term "unfair burden" as defined in the 1940 Act includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the business development company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the business development company (other than fees for bona fide principal underwriting services). The Company is not aware of any such compensation arrangements.

Description Of The Existing and New Agreements

  The Existing Agreement was last approved by the sole shareholder of the Company on December 9, 1994 in connection with the initial organization of the Company, was amended October 30, 1995, and was amended and restated on December 27, 1999. In the Existing Agreement, subject to Board oversight, U.S. Trust is responsible for identifying, evaluating, structuring, monitoring and disposing of the Company's investments. U.S. Trust is also responsible for performing, or arranging for suitable third parties to provide, the management and administrative services necessary for the operation of the Company.

  Terms and Conditions. As previously noted, the terms and conditions of the New Agreement are substantially the same as those of the Existing Agreement, except that:

  . the New Agreement will be dated as of the date of the Merger or, as the case may be, as of the date of termination of the definitive merger agreement;

  . the New Agreement provides that U.S. Trust may provide advisory services through its own employees or the employees of an affiliated company as long as such employees function as part of an organized group of persons, the use of such employees does not result in a change of actual control or management of the Investment Adviser under the 1940 Act and the use of such employees has been approved by the Board; and

  . the New Agreement provides that an affiliate may assume the obligations of U.S. Trust under the New Agreement so long as:

    . the affiliate is qualified to act as an investment adviser to the Company under applicable law;

    . the assumption will not result in a change of actual control or management of U.S. Trust under the 1940 Act; and

    . the assumption of U.S. Trust's obligations has been approved by the Board.

  Unless a difference is specifically discussed above, the terms of the New Agreement are substantially the same as those in the Existing Agreement and there are no other material differences. The advisory fee rates provided for in the Existing Agreement will remain the same in the New Agreement.

Description Of The Proposed Advisory Agreement

  The Existing Agreement and New Agreement provide that, subject to the general supervision of the Board of Directors, U.S. Trust will, among other things: (1) prepare and evaluate any pertinent research, statistical, financial and economic data and other information necessary or appropriate for the performance of its duties under such agreements; (2) identify, evaluate, structure, monitor and dispose of the Company's investments in portfolio companies, private funds and short-term investments; (3) render managerial assistance to entities in which the Company has invested or is proposing to invest; (4) determine whether and how to exercise warrants, voting rights or other rights with respect to the Company's portfolio securities; (5) provide valuations with respect to the securities held by the Company (if so requested by the Board); (6) render regular reports to the Company's officers and Board concerning the investment performance of the Company, the discharge by U.S. Trust of its responsibilities and any other subject that the Company's officers or Board reasonably may request; and (7) assist the Company's officers in connection with the operation of the Company and perform any further acts that may be necessary to effectuate the purposes of such agreements.

  The Existing Agreement and New Agreement provide that U.S. Trust will furnish at its own expense all office space, office facilities, supplies, equipment and personnel necessary or appropriate to the performance of its duties thereunder. U.S. Trust will also pay the salaries and fees of all personnel of the Company or U.S. Trust performing services related to U.S. Trust's duties under the Existing Agreement and New Agreement.

  The Existing Agreement and New Agreement provide that U.S. Trust may place orders for portfolio securities either directly with the issuer of the securities or with any broker or dealer selected by U.S. Trust. In placing orders with brokers and/or dealers under the agreements, U.S. Trust is obligated, subject to the considerations set forth below, to use its best efforts to obtain the best net price and most favorable execution of orders after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, U.S. Trust may, to the extent permitted by law, purchase and sell portfolio securities from and to brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act) to or for the benefit of the Company and/or other accounts over which U.S. Trust exercises investment discretion. U.S. Trust is authorized under the agreements to pay or cause the Company to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of the commission another broker would have charged for effecting that transaction if U.S. Trust determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by the broker viewed in terms of either that particular transaction or the overall responsibilities of U.S. Trust with respect to the accounts as to which it exercises investment discretion.

  Under the Existing Agreement and New Agreement, U.S. Trust may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Company are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability, and provided that the transactions are effected pursuant to procedures established by the Board of Directors. In each case, an affiliated broker may transmit, clear and settle transactions for the Company that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions. Such commissions may not exceed the usual and customary broker's commission.

  In addition, the Board of Directors, in its discretion, may instruct U.S. Trust to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Directors if the Board of Directors determines that the use of such brokers and/or dealers is in the best interest of the Company.

  Under the Existing Agreement and New Agreement, when U.S. Trust deems the purchase or sale of a security to be in the best interest of the Company as well as other customers, U.S. Trust may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lowest brokerage commissions. Under the Existing Agreement and New Agreement, U.S. Trust may also purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by U.S. Trust in a manner that it believes is equitable and consistent with applicable law and regulations and with its fiduciary obligations to the Company and to such other customers.

  The Existing Agreement and New Agreement require U.S. Trust to give the Company the benefit of its best judgment and efforts in rendering services to the Company. The Existing Agreement and the New Agreement provide that each of U.S. Trust NY and U.S. Trust Co. are jointly, but not severally, liable to the Company for a loss to the Company resulting from bad faith, negligence, misconduct or any breach of fiduciary duty owed to the Company on the part of either such co-investment adviser. Under the Existing Agreement and New Agreement, U.S. Trust will not be liable to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under such agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Company will indemnify U.S. Trust against all losses, claims, damages, liabilities or expenses that were not the result of U.S. Trust's bad faith, negligence, misconduct or a breach of fiduciary duty owed to the Company. Indemnification shall be made only following a final decision on the merits before a court or other body before whom a proceeding was brought or a reasonable determination by the directors who are not "interested persons" of the Company (as defined in the 1940 Act) or parties to the proceeding or independent counsel to the Company that U.S. Trust was not liable by reason of bad faith, negligence, misconduct, or breach of fiduciary duty owed to the Company. U.S. Trust is entitled to advancement of expenses incurred in seeking indemnification to the fullest extent permissible under Maryland General Corporation Law (i) upon providing to the Company a written affirmation of its good faith belief that it meets the requisite standard for indemnification and an undertaking to repay the advance if it is ultimately determined that the standard was not met and (ii) it provides security acceptable to the Company for such undertaking, or the Company is insured against any losses by reason of the advance, or the disinterested non-party directors or independent counsel shall have determined that there is reason to believe that U.S. Trust will ultimately be entitled to indemnification.

  No provision of either agreement shall be construed to protect any director or officer of the Company or U.S. Trust from liability in violation of Section 17(i) of the 1940 Act, which prohibits protection from liability in the event of willful misfeasance, bad faith, gross negligence, or reckless disregard of one's duties or obligations under a contract.

  Effective Date of New Agreement. If approved by a majority of the outstanding shares (as defined below) of the Company and the Merger is completed, the New Agreement will become effective at the time of the consummation of the Merger. If the New Agreement is approved by a majority of the outstanding shares, but the Merger is not completed, the New Agreement will be dated as of the date of termination of the definitive merger agreement. In each case, the New Agreement will continue in effect for two years from the date of effectiveness unless terminated sooner. Thereafter, the New Agreement will continue in effect for successive annual periods unless terminated, provided that such continuance is specifically approved at least annually by the vote of a majority of those directors who are not parties to the New Agreement or "interested persons" (as defined in the 1940 Act) of any such party, and either: (i) the vote of a majority of the outstanding shares of the Company or (ii) the vote of a majority of the full Board of Directors.

  Termination. The Existing Agreement and New Agreement provide that they may be terminated at any time, without the payment of any penalty, either by: (i) the Company, by vote of a majority of the Board of Directors who are not parties to such agreement or interested persons of any such party or by the vote of a majority of the outstanding shares of the Company, on 60 days' written notice to U.S. Trust; or (ii) U.S. Trust, on 90 days' written notice to the Company. The Existing Agreement and New Agreement provide that they will terminate immediately in the event of an "assignment" (as defined in the 1940 Act).

  Fees. For the services provided and the expenses assumed pursuant to the Existing Agreement and New Agreement, U.S. Trust is entitled to a fee, payable quarterly, at the following rates: (i) 1.5% per annum of the net assets of the Company, determined as of the end of each fiscal quarter, that are invested or committed to be invested in portfolio companies or private funds and (ii) 0.5% of the net assets of the Company, determined as of the end of each fiscal quarter, that are invested in short term investments and are not committed to portfolio companies or private funds. Private funds are other venture capital, buyout and private equity funds managed by persons other than U.S. Trust and that typically are not registered as investment companies.

  In addition to the management fee, pursuant to the Existing Agreement and New Agreement, the Company has agreed to pay U.S. Trust an incentive fee in an amount equal to 10% of the realized capital gains (net of realized capital losses and unrealized net capital depreciation), less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number (for example, if realized capital losses and unrealized capital depreciation on the date of determination exceed realized capital gains), or if cumulative net realized capital gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year, U.S. Trust will be required to repay to the Company all or a portion of the incentive fee previously paid. For the fiscal year ended October 31, 1999, the Company paid U.S. Trust management fees in the amount of $321,323 and U.S. Trust waived fees in the amount of $146,907 and no incentive fee was paid.

  There will be no change in the contractual advisory fee rates payable by the Company as a result of approval of the New Agreement. The New Agreement, like the Existing Agreement, entitles U.S. Trust to receive management fees, paid quarterly, and incentive fees at the rates described above. U.S. Trust may from time to time voluntarily waive all or a portion of the advisory fee payable by the Company, which waiver may be terminated at any time.

  Evaluation By The Board of Directors Of The Company. The New Agreement was unanimously approved by the Board of Directors and by those members of the Board of Directors who were not "interested persons" (as that term is defined in the 1940 Act) of any party to the New Agreement, at a meeting held on April 12, 2000. The Board considered the Merger, that the New Agreement is substantially the same as the Existing Agreement (except as noted above) and that the contractual advisory fee rate payable under the New Agreement would be identical to the contractual advisory fee rate payable under the Existing Agreement. The Board considered that U.S. Trust does not have any plans to materially alter the investment advisory services provided to the Company as a result of the Merger or to make any change in the key personnel responsible for overseeing the investment activities of the Company. The Board also considered the benefits that U.S. Trust may derive from the Merger and the New Agreement. Based on its evaluation, the Board of Directors concluded that approval of the New Agreement would be in the best interests of the Company and its shareholders. With respect to the provisions of the New Agreement regarding use of employees and affiliates of U.S. Trust, the Board considered that this provision would allow U.S. Trust to use the best talent within its organization to operate the Company.

  Interim Investment Advisory Agreement. The 1940 Act permits an investment adviser to act as investment adviser to a business development company pursuant to an interim investment advisory agreement for a period not greater than 150 days in the event that the previous investment advisory agreement is terminated due to its assignment resulting from a change of control of the investment adviser, so long as certain conditions are met. If the shareholders of the Company have not approved the New Agreement prior to the Merger, the Company may enter into an interim management agreement with U.S. Trust (the "Interim Agreement").

  The Interim Agreement must be approved in person by a majority of the Board that are not "interested persons" of the Company (as defined in the 1940 Act) prior to the Merger after determination by them that the scope and quality of services to be provided thereunder will be at least equivalent to the Existing Agreement. The Interim Agreement would in all material respects be similar to the Existing Agreement except that it would provide for termination by the Board or the shareholders on 10-days' written notice. In addition, compensation payable to U.S. Trust thereunder would be held in an interest bearing escrow account until the New Agreement is approved. If, however, the New Agreement is not approved, U.S. Trust would only be compensated the lesser of cost incurred in performance of its services for the interim period or the amount in escrow, in each case, plus interest earned thereon.

  Information About the Investment Adviser. U.S. Trust NY, which has its principal offices at 114 West 47th Street, New York, New York 10036, is a New York state-chartered bank and trust company and as a member bank of the Federal Reserve System. U.S. Trust Co., which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905 is an FDIC insured Connecticut state-Chartered Bank and Trust Company. U.S. Trust NY and U.S. Trust Co. serve as co-investment advisers to the Company under the Existing Agreement, and each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036. The Investment Adviser provides wealth management, fiduciary and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management and consulting, trust and estate services, financial and estate planning, corporate trust and agency services, custodial services and personal and corporate banking. On December 31, 1999 the Asset Management Groups of the Investment Adviser had approximately $51.2 billion in aggregate assets under management.

  The principal executive officers and directors of each of U.S. Trust N.Y. and U.S. Trust Co. and their principal occupations as of December 31, 1999 are set forth in Annex I and Annex II, respectively, each attached hereto.

  U.S. Trust also currently serves as investment adviser to Excelsior Private Equity Fund II, Inc. The approximate net assets (as of October 31, 1999), the annual advisory fees rate paid to the Investment Adviser and fees waived by the Investment Adviser for the most recently ended fiscal year are as follows:

                                                                           Advisory Fees
                               Approximate                                Waived for the
                            Net Assets as of          Advisory           fiscal year ended
 Name of Investment Company October, 31, 1999         Fees Rate          October 31, 1999
 -------------------------- -----------------         ---------          -----------------
 Excelsior Private Equity     $245,106,914    1.5% of the net assets            $0
  Fund II, Inc.                               of the company invested
                                              or committed to be
                                              invested in portfolio
                                              companies or private
                                              funds and 0.5% of the
                                              net assets of the
                                              company invested in
                                              short-term investments,
                                              plus an incentive fee in
                                              an amount equal to 20%
                                              of the realized capital
                                              gains (net of realized
                                              capital losses and
                                              unrealized net capital
                                              depreciation) on
                                              investments other than
                                              investments in private
                                              funds.*

--------

* If the amount of the incentive fee in any year is a negative number, or cumulative net realized gains less net unrealized capital deprecation at the end of any year is less than such amount calculated at the end of the previous year, the Investment Adviser will be required to repay the company all or a portion of the incentive fee previously paid.

  Payments to Affiliates. For the fiscal year ended October 31, 1999, the Company made no payments to affiliates.

  The approval of the New Agreement requires the affirmative vote of the holders of a "majority of the outstanding shares" of the Company (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Company present at the Meeting if the holders of more than 50% of the outstanding shares of the Company are present in person or by proxy or (b) more than 50% of the outstanding shares of the Company. This voting requirement is referred to herein as a "majority of the outstanding shares." For more information, see "Voting Information--Quorum."

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
               "FOR" THE NEW INVESTMENT ADVISORY AGREEMENT

                   PROPOSAL 3: RATIFICATION OF CERTAIN

                 DETERMINATIONS OF THE BOARD OF DIRECTORS

  Summary. Since your initial investment in the Company through the date hereof, U.S. Trust has operated as the investment adviser to the Company pursuant to the Existing Agreement as such Existing Agreement was in effect on December 9, 1994 and each subsequent renewal, amendment and restatement thereto. In accordance with the terms of the Existing Agreement, U.S. Trust provides valuable services to the Company which include identifying, selecting and managing investments for the Company. As earlier mentioned, as compensation for these services, the Existing Agreement provides that U.S. Trust receives an asset-based management fee and has the right to earn an incentive fee based on appreciation, if any, in the Company's investment portfolio. The terms of the Existing Agreement, including the scope of U.S. Trust's services to the Company and the compensation payable to U.S. Trust thereby, were fully described to shareholders in the Company's initial prospectus. The Company and U.S. Trust have each operated at all times as described in the prospectus in all material respects. Recently, it was brought to the Board's attention that one of the directors who was previously determined to be a "disinterested director" was an interested person of the Company and U.S. Trust. Thus, for purposes of the 1940 Act, the Existing Agreement's initial approval and each annual renewal (plus certain other matters unrelated to the Existing Agreement) have not been actually approved by a majority of directors that are not interested persons of the Company or U.S. Trust. We refer to such non-interested directors as "disinterested directors."

  As further explained below, the Board promptly acted to resolve uncertainty regarding the foregoing matters. The Board named two disinterested directors as an independent committee of the Board which, after a thorough review of all relevant matters with the advice of separate outside counsel, determined that it was in the Company's best interest that the disinterested directors and the full Board ratify and approve all prior actions of the Board, including the Existing Agreement and all payments made thereunder. The Board considered the independent committee's recommendation and, by unanimous vote, the disinterested directors and the full Board so approved and ratified the matters recommended to be ratified and approved by the independent committee. In addition, based on the independent committee's determination that: the terms of the Existing Agreement were fair and reasonable when made; U.S. Trust has performed in a manner consistent with the description provided in the prospectus; payments to U.S. Trust were fair and reasonable; and there was no evidence of overreaching by any party; the Board determined to honor and not seek modification of the Existing Agreement or reimbursement of payments previously made to U.S. Trust. This proposal seeks your ratification of the Board's determinations to honor and not seek modification of the Existing Agreement or reimbursement of previous payments. The Board unanimously recommends that you vote in favor of this proposal.

  Background. The 1940 Act requires that at least a majority of a business development company's directors be disinterested directors. Under the 1940 Act, a person that is a securityholder of the investment adviser to a business development company, or any parent company of the investment adviser, is an interested person of the business development company and the investment adviser. Because of the ownership of between 2,000 and 2,500 common shares (without any adjustment for stock splits) of U.S. Trust Corporation, the corporate parent of U.S. Trust, by Mr. Bernstein and his wife since his initial election as a director of the Company, Mr. Bernstein was technically an interested person of the Company and U.S. Trust through April 3, 2000, when Mr. Bernstein and his wife sold or gifted to charity all the U.S. Trust Corporation common shares that they then owned. During this period, the requirement that a majority of the Board consist of disinterested directors was not satisfied. Mr. Bernstein has fully disclosed his share ownership to the Company when requested to do so, including at the time of his initial election as a director. Both Mr. Bernstein and the Company believed that he was a disinterested director. The Company and Mr. Bernstein were only advised that Mr. Bernstein was an interested person of the Company and U.S. Trust following a legal review conducted in connection with the preparation of this proxy statement. Mr. Bernstein and his wife promptly sold or gifted to charity all their U.S. Trust Corporation common shares.

  The 1940 Act requires that certain matters be approved by a majority of the disinterested directors. These matters include: investment advisory agreements; independent public accountants; codes of ethics; fidelity bonds; joint liability insurance policies; the ratification of payments to affiliated brokers; and the approval and periodic re-approval of certain procedures governing transactions between the Company and affiliated persons.

  These matters have been reviewed, approved and ratified, as the case may be, in the ordinary course of the Company's operations by Mr. Bernstein and Mr. Murphy. Mr. Murphy has at all times been a disinterested director and has approved of all of the matters required to be approved or ratified by a majority of the disinterested directors. Nevertheless, because the Board has not consisted of a majority of disinterested directors as required by the 1940 Act, the validity of these approvals and ratifications is uncertain.

  The 1940 Act requires that the initial approval and each renewal of the Existing Agreement be approved by a majority of directors who were not parties to the Existing Agreement or interested persons of any party. The 1940 Act also provides that a contract that is made in, or whose performance involves a, violation of the 1940 Act is unenforceable by either party, unless a court finds that under the circumstances enforcement would produce a more equitable result than non-enforcement and would not be inconsistent with the purposes of the 1940 Act. To the extent that such a contract has already been performed, a court may not deny rescission at the insistence of any party unless the court finds that under the circumstances the denial of rescission would produce a more equitable result than would rescission and would not be inconsistent with the purposes of the 1940 Act. However, it should be noted that these provisions shall not preclude recovery against any person for unjust enrichment.

  Actions of the Board. Upon learning of these matters, the Board promptly took the following actions. Mr. Bernstein and his wife immediately sold or gifted away all their U.S. Trust Corporation common shares, thereby clarifying Mr. Bernstein's status as a disinterested director. At a meeting of the Board held on April 6, 2000, Messrs. Murphy and Hover confirmed Mr. Bernstein's status as a disinterested director as of the date of the final disposition of the shares and approved of his continued service as a member of the Board. Messrs. Murphy and Bernstein then selected an additional disinterested director, Mr. Imbimbo, to fill a vacancy on the Board, and the full Board appointed Mr. Imbimbo to fill the vacancy. With the advice of separate outside counsel to the disinterested directors, the Board then formed an independent committee consisting of Messrs. Murphy and Imbimbo, neither of whom has been at any time during their service as a director an interested person of the Company or U.S. Trust. With the advice of separate outside counsel to the disinterested directors, the independent committee determined to review all prior actions of the Board that required approval by the disinterested directors in order to present a course of action to the full Board as soon as practicable. The independent committee requested, and was provided, all relevant material relating to the foregoing.

  Independent Committee's Review. During the period from April 6, 2000 to April 12, 2000, the independent committee reviewed each prior action of the Board that required approval by a majority of the disinterested directors. The independent committee focused its review on any potential harm to the shareholders by, among other things, any improper benefits to any party. The independent committee met again on April 12, 2000 in consultation with separate outside counsel for the disinterested directors.

  Determinations of the Independent Committee. After review and discussion, the independent committee determined that each of the actions previously approved by the Board which required the approval of a majority of the disinterested directors were in the Company's best interest and fair and reasonable to the Company at the time they were approved, and that there was no evidence of overreaching by any person. The independent committee determined that the terms of the Existing Agreement were fair and reasonable to the Company when made, at all times U.S. Trust has performed its obligations to the Company in a manner consistent with the description provided in the prospectus in all material respects, and that the payments made to U.S. Trust were fair and reasonable. It also determined that there was no evidence of overreaching by any party. The independent committee reported these findings to the full Board and recommended that the disinterested directors and the full Board ratify and approve in all respects the prior actions of the Board that required the action of a majority of the disinterested directors, including the initial approval and all renewals of, and all payments made in accordance with, the Existing Agreement. For the fiscal year ended October 31, 1996, and for each subsequent fiscal year ended October 31, 1998, the Company paid U.S. Trust the following management fees:
$    for 1996, $    for 1997, and $    for 1998. No incentive fees were paid
for those fiscal years. For the fiscal year ended October 31, 1999, the Company paid U.S. Trust management fees in the amount of $321,323 and U.S. Trust waived fees in the amount of $146,907 and no incentive fee was paid.

  On April 12, 2000, by unanimous vote, the disinterested directors and the full Board then so approved and ratified all matters recommended to be ratified and approved by the independent committee.

  Determinations of the Board. The Board, including a majority of the directors that are not parties to the Existing Agreement or interested persons in any such party, acting pursuant to the recommendation of the independent committee, has ratified and approved the payments made to U.S. Trust under the Existing Agreement and determined to honor and not seek modification of the Existing Agreement or reimbursement of payments previously made to U.S. Trust. The Board has also determined that it is in the best interests of the Company to submit its determination to the shareholders for ratification.

  Subsequent Actions. The approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Company (as defined by the 1940 Act and described in proposal two). For more information, see "Voting Information--Quorum." In the event that shareholders do not approve this proposal, the Board will consider what further action, if any, should be taken. In this regard, U.S. Trust has informed the Company that it believes the Company would be unjustly enriched were U.S. Trust required to repay any amount of the fees previously paid. Based on its review of the services rendered by U.S. Trust and a comparison of the fees paid by the Company to U.S. Trust to the fees paid by other business development companies with similar investment objectives and policies, the Board believes that the Company would be unlikely to prevail on an attempt to require the repayment of or otherwise to recoup the fees previously paid to U.S. Trust.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE
               "FOR" THE RATIFICATION OF THE DETERMINATIONS

                OF THE BOARD OF DIRECTORS DESCRIBED ABOVE.

           PROPOSAL 4: RATIFICATION OF INDEPENDENT ACCOUNTANTS

  At the Meeting, shareholders of the Company are also being asked to vote upon the ratification or rejection of the selection of Ernst & Young LLP ("Ernst & Young") as independent accountants for the Company's fiscal year ending October 31, 2000.

  The Board, including all of the directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Ernst & Young as the Company's independent accountants at a meeting held on November 30, 1999 and ratified such selection on April 12, 2000. Ernst & Young has stated that it has no material direct or indirect financial interest in the Company. Ernst & Young, with offices at 200 Clarendon Street, Boston, Massachusetts 02116 has served as the Company's independent accountants since the date of inception of the Company.

  A representative of Ernst & Young is expected to be available by telephone at the Meeting should any matter arise requiring consultation with the accountants, and Ernst & Young will be given the opportunity to make a statement if it chooses.

  In order for proposal four to be adopted by the Company, it must be approved by a majority of the votes cast at the Meeting. For more information, see "Voting Information -- Quorum." Unless instructed otherwise, the persons named as proxies in the accompanying Proxy will vote for the ratification of the selection of Ernst & Young.

       THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
         SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF
           ERNST & YOUNG AS INDEPENDENT ACCOUNTANTS OF THE COMPANY.

                              VOTING INFORMATION

  Record Date. Only shareholders of record at the close of business on April 24, 2000 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Company was 40,463. All shares of the Company will vote in the aggregate.

  You should send your proxy in by one of the following methods:

  1. Complete, sign and return the enclosed Proxy promptly in the postage-paid envelope.

  2. Call 1-800-690-6903. Enter the 12-digit control number on your Proxy and follow the telephone instructions.

  3. Use the Internet at www.proxyvote.com. Enter the 12-digit control number on your Proxy and follow the instructions on the website.

  Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Abstentions and broker "non-votes" will have the effect of a vote against proposals two and three, but will have no effect on the election of directors or proposal four.

  In the event that a quorum is not present at the Meeting, or at any adjournment thereof, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any of the proposals and abstentions in favor of such adjournments, and will vote those proxies required to be voted AGAINST all proposals against any such adjournments. A shareholder vote may be taken with respect to the Company on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

  Other Shareholder Information. As of April 24, 2000, U.S. Trust and its affiliates held of record approximately 90% of the Company's outstanding shares as agent or custodian for their customers. No other person possessed sole or shared voting or investment power with respect to more than 5% of the Company's outstanding shares on such date.

  As of March 7, 2000, the directors' and executive officers' share ownership in the Company was as follows:

 Title
  of                                      Amount And Nature Of
 Class       Name of Beneficial Owner     Beneficial Ownership Percent Of Class
 -----   -------------------------------- -------------------- ----------------
Common
 Shares  i)Directors
         John C. Hover, II                     15 shares             *
         Gene M. Bernstein                     200 shares(/1/)       *
         Stephen V. Murphy                     50 shares             *
         ii)Executive Officers
         David I. Fann                         21 shares             *
         Douglas A. Lindgren                   25 shares             *
         iii)Directors and Executive
         Officers as a group (12 persons)      311 shares            *

--------
 * Less than one percent.

(1)Includes 60 shares owned by Mr. Bernstein's spouse, for which Mr. Bernstein disclaims beneficial ownership.

                            ADDITIONAL INFORMATION

  Officers. Officers of the Company are elected by the directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers:

                                                             Principal Occupation
                                 Position with             During Past 5 Years and
Name and Address        Age       the Company                 Other Affiliations
----------------        ---      -------------             -----------------------
David I. Fann            36 President and           Managing Director of United States
 United States Trust        Chief Executive Officer Trust Company of New York. Mr. Fann
 Company of New York                                serves as President and Chief
 114 West 47th Street                               Executive Officer of Excelsior Private
 New York, NY 10036                                 Equity Investors Fund II, Inc. He is
                                                    focused on direct investments in
                                                    healthcare, consumer services and
                                                    e-commerce. Prior to joining U.S.
                                                    Trust in April of 1994, Mr. Fann
                                                    served in various capacities for
                                                    Citibank from 1986 through 1994,
                                                    including, as a Vice President of
                                                    Citibank and its small business
                                                    investment company subsidiary,
                                                    Citicorp Venture Capital Ltd. from
                                                    1991 until 1994. While at Citicorp
                                                    Venture Capital Ltd., Mr. Fann
                                                    invested in buyout and venture capital
                                                    transactions and venture capital funds
                                                    and served on the Board of Directors
                                                    of several of its portfolio companies.
                                                    Mr. Fann holds a B.A.S. degree in
                                                    industrial engineering and economics
                                                    from Stanford University. Mr. Fann
                                                    serves on the United States Trust
                                                    Company of New York Portfolio Policy
                                                    Committee, Strategy Review Committee,
                                                    and the Special Fiduciary Committee.
                                                    Mr. Fann is on the Board of the
                                                    Somerset Exchange Fund, Classroom
                                                    Connect, Inc., Conway Stuart Medical,
                                                    Inc., SurVivaLink Corp. and Protogene
                                                    Laboratories, Inc.

Douglas A. Lindgren      38 Executive               Managing Director of United States
 United States Trust        Vice President          Trust Company of New York. Mr.
 Company of New York                                Lindgren is Chief Investment Officer
 114 West 47th Street                               of UST Private Equity Investment Fund,
 New York, NY 10036                                 Inc. He is focused on direct
                                                    investments in information technology,
                                                    Internet services, and communications.
                                                    Prior to joining U.S. Trust in April
                                                    1995, Mr. Lindgren served in various
                                                    capacities for Inco Venture Capital
                                                    Management ("IVCM") from January 1988
                                                    through March of 1995, including
                                                    President and Managing Principal from
                                                    January 1993 through March of 1995.
                                                    While at IVCM, Mr. Lindgren invested
                                                    in venture capital and buyout
                                                    transactions and served on the board
                                                    of directors of several of its
                                                    portfolio

                                                            Principal Occupation
                               Position with              During Past 5 Years and
Name and Address      Age       the Company                  Other Affiliations
----------------      ---      -------------              -----------------------
                                                   companies. Before joining IVCM, Mr.
                                                   Lindgren was employed by Salomon
                                                   Brothers Inc and Smith Barney, Harris
                                                   Upham & Co., Inc. He is an Adjunct
                                                   Professor of Finance at Columbia
                                                   University's Graduate School of
                                                   Business, where he has taught courses
                                                   on venture capital since 1993. Mr.
                                                   Lindgren holds a M.B.A. and B.A. from
                                                   Columbia University. He serves on the
                                                   United States Trust Company of New
                                                   York Portfolio Policy Committee.
                                                   Mr. Lindgren is on the Board of
                                                   Powersmart Inc., MarketFirst Software,
                                                   Inc., Managemark, Inc., Constellar
                                                   Corporation, ReleaseNow.com, Inc.,
                                                   LifeMinders.com, Inc., Zeus Wireless,
                                                   Inc. and firstsource.

Ronald A. Schwartz     51 Secretary                Mr. Schwartz is Vice President and
 United States Trust                               Assistant General Counsel of United
 Company of New York                               States Trust Company of New York.
 114 West 47th                                     Prior to joining U.S. Trust in 1991,
 Street                                            Mr. Schwartz was associated with the
 New York, NY                                      firm of Walter, Conston, Alexander &
                                                   Green from 1985 through 1990, with a
                                                   focus on securities law as well as
                                                   mergers and acquisitions. Mr. Schwartz
                                                   received a BA and an MA degree from
                                                   the University of California at
                                                   Berkeley, and a JD from Boalt Hall,
                                                   University of California.

Brian F. Schmidt       41 Chief Financial Officer  Senior Vice President at U.S. Trust
 U.S. Trust Company       Chief Accounting Officer Company. Mr. Schmidt is the Chief
 225 High Ridge Road      Treasurer                Financial Officer of Excelsior Private
 Stamford, CT 06905                                Equity Investors Fund II, Inc. He is
                                                   the Division Manager for the Mutual
                                                   Funds Administration Department. He is
                                                   responsible for the operation and
                                                   administration of the Excelsior Family
                                                   of Funds and the U.S. Trust Common
                                                   Trust Funds. Mr. Schmidt joined U.S.
                                                   Trust in 1991 from Prudential
                                                   Insurance Company of America, where he
                                                   was Director of Accounting. Prior to
                                                   that he was a senior accounting
                                                   manager at Dreyfus Corporation. Mr.
                                                   Schmidt has 16 years of experience in
                                                   financial services, concentrating in
                                                   mutual funds. He received his BS
                                                   degree from Marist College. He is on
                                                   the accountant's and treasurer's
                                                   committee of the Investment Company
                                                   Institute.

                                                       Principal Occupation
                             Position with           During Past 5 Years and
Name and Address      Age     the Company               Other Affiliations
----------------      ---    -------------           -----------------------

Frank D. Bruno         40 Assistant Treasurer Mr. Bruno is a Vice President in the
 U.S. Trust Company                           Mutual Funds Administration
 225 High Ridge Road                          Department. Prior to joining U.S.
 Stamford, CT 06905                           Trust, he worked for the Dreyfus
                                              Corporation and Price Waterhouse. Mr.
                                              Bruno received his BS degree from
                                              Pennsylvania State University.

Frank J. Hearn, Jr.    35 Assistant Secretary Mr. Hearn is Vice President and
 United States Trust                          Assistant General Counsel of United
 Company of New York                          States Trust Company of New York.
 114 West 47th                                Prior to joining U.S. Trust in 1995,
 Street                                       Mr. Hearn was associated with Townley
 New York, NY 10036                           & Updike from 1989 through 1990. Mr.
                                              Hearn received a BA from Colgate
                                              University and a JD from the Catholic
                                              University of America.
Lee A. Gardella        32 Vice President      Vice President of the Company and Vice
 United States Trust                          President of United States Trust
 Company of New York                          Company of New York, joined United
 114 West 47th                                States Trust Company of New York in
 Street                                       September 1997. He is focused on
 New York, NY 10036                           direct investments in information
                                              technology companies and on fund
                                              investments. Mr. Gardella currently
                                              has monitoring responsibilities for
                                              several portfolio companies including
                                              Captura Software, Inc. and Logic
                                              Vision, Inc. From July 1994 to
                                              September 1997, Mr. Gardella held
                                              several positions with The Edison
                                              Venture Fund, an expansion stage
                                              venture capital firm in Lawrenceville,
                                              NJ. In addition, Mr. Gardella has
                                              worked at Wilshire Associates and
                                              National Steel Corporation. Mr.
                                              Gardella has served as a Director of
                                              the Greater Philadelphia Venture
                                              Group. He received an MBA from the
                                              University of Notre Dame and BSBA in
                                              Finance from Shippensburg University.
                                              Mr. Gardella is a Chartered Financial
                                              Analyst.

                                                        Principal Occupation
                             Position with            During Past 5 Years and
Name and Address      Age     the Company                Other Affiliations
----------------      ---    -------------            -----------------------
James F. Rorer         30    Vice President    Vice President of the Company and U.S.
                                               Trust of New York, Mr. Rorer is
                                               focused on direct investments in
                                               healthcare, consumer services, and e-
                                               commerce. Prior to joining US Trust of
                                               New York in May 1999, he worked at
                                               Bain & Company ("Bain"), a leading
                                               global strategic consulting firm, from
                                               1996 until April 1999. He was a
                                               consultant in the Private Equity
                                               Practice which provides strategic due
                                               diligence services to large leveraged
                                               buyout firms. In addition, Mr. Rorer
                                               also spent time in Bain's standard
                                               consulting pactice, working with
                                               companies on a variety of strategic
                                               issues in a number of different
                                               industries including automotive,
                                               electric power, telecommunications,
                                               consumer products and financial
                                               services. Mr. Rorer was an investment
                                               banking analyst at CS First Boston
                                               from 1992 to 1994, where he worked on
                                               mergers and acquisitions and financing
                                               for banks and consumer finance
                                               companies. Mr. Rorer graduated from
                                               Duke University, Phi Beta Kappa, with
                                               a degree in economics and mathematics.
                                               He holds an MBA from Harvard Business
                                               School.
James F. Dorment       26 Chief Administrative Chief Administrative Officer of the
 United States Trust      Officer              Company and Assistant Vice President
 Company of New York                           of U.S. Trust of New York has been
 114 West 47th                                 with the Private Equity Division of
 Street                                        U.S. Trust of New York since December
 New York, NY 10036                            1997. Mr. Dorment is involved in all
                                               areas of investment analysis and
                                               decision-making. From August 1995
                                               through November 1997, he worked in
                                               the wealth management division of U.S.
                                               Trust. Mr. Dorment graduated from
                                               Bates College with a Bachelor of Arts
                                               degree in economics. He is a Chartered
                                               Financial Analyst and a member of the
                                               New York Society of Security Analysts
                                               and the Association for Investment
                                               Management and Research.

  All officers of the Company are employees and/or officers of the Investment Adviser.

  Administrator. Chase Global Funds Services Company, which is located at 73 Tremont Street, Boston, MA 02108, is the administrator for the Company. The Company paid Chase Global Funds Services Company $58,000 in fees for the fiscal year ended October 31, 1999.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Under the federal securities laws, the Company's directors and executive officers and any person holding more than 10% of the Company's shares are required to report their ownership of shares and any changes in the ownership of the Company's shares to the Company and the Securities and Exchange Commission. These filings have all been satisfied by the Company's executive officers and directors although the Company notes that each of Messrs. Fann, Lindgren, Bernstein, Murphy and Schmidt filed untimely initial statements of beneficial ownership on Form 3 reporting their status as directors or executives officers, as the case may be, and, where applicable, their ownership of securities of the Company. The Company notes that the reports of Messrs. Lindgren and Murphy of one transaction each on separate Form 5s and the reports of Messrs. Fann and Bernstein of two transactions each on separate Form 5s should have been reported on separate Form 4s. In all cases the securities purchased have not subsequently been sold or otherwise disposed of.

                                 OTHER MATTERS

  Shareholder proposals intended for inclusion in the Company's proxy statement in connection with the Company's 2001 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act must be received by the Company at the Company's principal executive offices by December , 2000. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Securities Exchange Act, such proposals must be received by the Company at the Company's principal executive offices not later than March , 2001. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Company at 114 West 47th Street, New York, New York 10036.

  No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

                                    Annex I

 Position with United
States
Trust Company of New York         Name; Address            Principal Occupation       Type of Business
-------------------------         -------------            --------------------       ----------------
Director                   Eleanor Baum                Dean of School of Engineering Academic
                           4 Arleigh Road              at The Cooper Union for the
                           Great Neck, NY 11021        Advancement of Science & Art

Director                   Samuel C. Butler            Partner in Cravath, Swaine &  Law Firm
                           Cravath, Swaine             Moore
                           & Moore
                           Worldwide Plaza
                           825 Eighth Avenue

Director                   Peter O. Crisp              Retired Chairman of Venrock,  Venture Capital
                           103 Horseshoe Road          Inc.
                           Mill Neck, NY 11765

Director                   Antonia M. Grumbach         Partner in Patterson,Belknap, Law Firm
                           Patterson, Belknap, Webb &  Webb & Tyler, LLP
                           Tyler, LLP
                           1133 Avenue of the Americas
                           New York, NY 10036

Director, Chairman         H. Marshall Schwarz         Chairman of the Board and     Asset Management,
of                         United States Trust Company Chief Executive Officer of    Investment and
the Board and Chief        of New York                 U.S. Trust Corporation and    Fiduciary Services
Executive Officer          114 West 47th Street        United States Trust Company
                           New York, NY 10036          of New York

Director                   Philippe de Montebello      Director of the Metropolitan  Art Museum
                           The Metropolitan Museum     Museum of Art
                           of Art
                           1000 Fifth Avenue
                           New York, NY 10028

Director                   Robert E. Denham            Partner in Manger, Tolls &    Law Firm
                           Manger, Tolls & Olson LLP   Olson LLP
                           355 South Grand Avenue
                           35th Floor
                           Los Angeles, CA 90071

Director                   John H. Stookey             Chairman of Suburban Propane  Petrochemicals
                           Suburban Propane Pts.       Pts.                          and Propane
                           P.O. Box 455
                           Sheffield, MA 01257

Director                   Robert N. Wilson            Vice Chairman of the Board of Health Care
                           Johnson & Johnson           Johnson & Johnson             Products
                           One Johnson & Johnson Plaza
                           New Brunswick, NJ 08933

Director                   Peter L. Malkin             Chairman of Wien & Malkin     Law Firm
                           Wien & Malkin LLP           LLP
                           Lincoln Building
                           60 East 42nd Street
                           New York, NY 10165


Position with United States
 Trust Company of New York          Name; Address             Principal  Occupation       Type of Business
---------------------------         -------------             ---------------------       ----------------
Director                     David A. Olsen                Retired Chairman of Johnson & Risk & Insurance
                             1120 Park Avenue              Higgins                       Services
                             New York, NY 10128

Director                     Carl H. Pforzheimer, II       Managing Partner              Broker-Dealer
                             Carl H. Pforzheimer & Co.                                   Investment Adviser
                             650 Madison Avenue
                             New York, NY 10022

Director                     Ruth A. Wooden                President and Chief Executive Not-for- Profit
                             60 Gramercy Park North        Officer National Parenting
                             Apt. 2m                       Association
                             New York, NY 10016

Director                     Philip L. Smith             Corporate Director and Trustee  Consumer Goods
                             P.O. Box 386
                             Ponte Verde Beach, FL 32004

Executive Vice               Paul K. Napoli                Executive Vice President of   Asset Management,
President                    United States Trust Company   U.S. Trust Corporation and    Investment and
                             of New York                   United States Trust Company   Private Banking
                             114 West 47th Street          of New York
                             New York, NY 10036

Director and Vice            Maribeth S. Rahe            Vice Chairman of U.S. Trust     Asset Management,
Chairman                     United States Trust Company Corporation and United States   Investment and
                             of New York                 Trust Company of New York       Fiduciary Services
                             114 West 47th Street
                             New York, NY 10036

Director, Vice Chairman      Frederick B. Taylor         Vice Chairman and Chief         Asset Management,
and Chief Investment         United States Trust Company Investment Officer of U.S.      Investment and
Officer                      of New York                 Trust Corporation and United    Fiduciary Services
                             114 West 47th Street        States Trust Company
                             New York, NY 10036          of New York

Director, President,         Jeffrey S. Maurer           President and Chief Operating   Asset Management,
and Chief Operating          United States Trust Company Officer of U.S. Trust           Investment and
Officer                      of New York                 Corporation and United States   Fiduciary Services
                             114 West 47th Street        Trust Company of New York
                             New York, NY 10036

Executive Vice               John L. Kirby               Executive Vice President and    Asset Management,
President and Chief          United States Trust Company Chief Financial Officer of U.S. Investment and
Financial Officer            of New York                 Trust Corporation and United    Fiduciary Services
                             114 West 47th Street        States Trust Company
                             New York, NY 10036          of New York

Executive Vice               Kenneth G. Walsh            Executive Vice President of     Asset Management,
President                    United States Trust Company U.S. Trust Corporation and      Investment and
                             of New York                 United States Trust Company     Fiduciary Services
                             114 West 47th Street        of New York
                             New York, NY 10036
Executive Vice President     John M. Deignan             Executive Vice President of     Private Banking
                             United States Trust Company U.S. Trust Corporation and      Investment and
                             of New York                 United States Trust Company     Fiduciary Services
                             114 West 47th Street        of New York
                             New York, NY 10036


                                 Annex II

 Position with U.S.
    Trust Company            Name; Address            Principal Occupation       Type of Business
 ------------------          -------------            --------------------       ----------------
 Executive Vice       John M. Deignan              Executive Vice President      Private Banking,
 President            United States Trust Company                                Investment
                      of New York                                                Management and
                      114 West 47th Street                                       Fiduciary Services
                      New York, NY 10036

 Director             Tucker H. Warner            Co-Founder,                   Consulting Firm
                      The Nutmeg Financial        Partner & Director
                      Group, LLC
                      1157 Highland Avenue
                      West Cheshire, CT 06903

 Director             Thomas C. Clark             Managing Director,            Asset Management,
                      United States Trust Company United States Trust           Investment and
                      of New York                 Company of New York           Fiduciary Services
                      11 West 54th Street
                      New York, NY 10019

 Director, Chairman   Maribeth S. Rahe            Vice Chairman,                Asset Management,
 of Board             United States Trust         U.S. Trust Corporation and    Investment and
                      Company of New York         United States Trust Company   Fiduciary Services
                      114 West 47th Street        of New York
                      New York, NY 10036

 Director             Frederick B. Taylor         Vice Chairman,                Asset Management,
                      United States Trust         and Chief Investment Officer  Investment and
                      Company of New York         of U.S. Trust Corporation and Fiduciary Services
                      114 West 47th Street        United States Trust Company
                      New York, NY 10036          of New York

 Director             Robert C. Bodine            Chairman                      Asset Management
                      U.S. Trust Company                                        Investment and
                      100 West Lancaster Avenue                                 Fiduciary Services
                      Suite 200
                      Wayne, PA 19087

 Director             Howard E.N. Wilson          Chairman                      Asset Management
                      U.S. Trust Company                                        Investment and
                      100 West Lancaster Avenue                                 Fiduciary Services
                      Suite 200
                      Wayne, PA 19087

 Director             Kenneth G. Walsh            Executive Vice President,     Asset Management,
                      United States Trust Company United States Trust Company   Investment and
                      of New York                 of New York                   Fiduciary Services
                      114 West 47th Street
                      New York, NY 10036

 Director, Managing   William V. Ferdinand        Managing Director and         Asset Management,
 Director & Chief     U.S. Trust Company          Chief Investment Officer      Fiduciary Services
 Investment Officer,  225 High Ridge Road                                       and Private Banking
 CT Offices           Stamford, CT 06905


   Position with U.S.
      Trust Company          Name; Address     Principal Occupation    Type of Business
   ------------------        -------------     --------------------    ----------------
Director, President &     W. Michael Funck    President and           Asset Management,
Chief Executive Officer,  U.S. Trust Company  Chief Executive Officer Fiduciary Services
CT Offices                225 High Ridge Road                         and Private Banking
                          Stamford, CT 06905

                                                                     APPENDIX A

                             MANAGEMENT AGREEMENT

  MANAGEMENT AGREEMENT, dated as of      , 2000 by and among UST Private
Equity Investors Fund, Inc., a Maryland corporation (the "Company"), United States Trust Company of New York, a New York State chartered bank and trust company ("U.S. Trust NY") and U.S. Trust Company, a Connecticut State chartered bank and trust company ("U.S. Trust Co." and together with U.S. Trust NY, "U.S. Trust" or the "Managing Investment Adviser").

                                  WITNESSETH

  WHEREAS, the Company has been organized as a Maryland corporation to engage in the business of a closed-end management investment company registered under the Securities Act of 1933, as amended, and has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended; and

  WHEREAS, the Company seeks to retain U.S. Trust to provide certain investment advisory and administrative services; and

  WHEREAS, U.S. Trust is willing to furnish such investment advisory and administrative services to the Company on the terms and conditions hereinafter set forth.

  NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, the Company and U.S. Trust hereby agree as follows:

  Definitions. As used in this Agreement, the following terms have the meanings set forth below:

  a) "Board of Directors" means the board of directors of the Company;

  b) "Company" means UST Private Equity Investors Fund, Inc.;

  c) "Director" means any member of the Board of Directors;

  d) "Disabling Conduct" means, on the part of the Managing Investment Adviser, any bad faith, negligence, misconduct or any breach of fiduciary duty owed to the Company;

  e) "Exchange Act" means the Securities Exchange Act of 1934, as amended;

  f) "Investment Company Act" means the Investment Company Act of 1940, as amended;

  g) "Managing Investment Adviser" means U.S. Trust NY and U.S. Trust Co.;

  h) "Portfolio Companies" means Later-Stage Venture Capital Companies and Middle-Market Companies, each as defined in the Registration Statement;

  i) "Private Funds" has the meaning set forth in the Registration Statement;

  j) "Registration Statement" means the Registration Statement of the Company which is effective under the Securities Act;

  k) "Securities Act" means the Securities Act of 1933, as amended;

  l) "Short-Term Investments" has the meaning set forth in the Registration Statement;

  m) "U.S. Trust" means U.S. Trust NY and U.S. Trust Co.;

  n) "U.S. Trust Co." means U.S. Trust Company; and

  o) "U.S. Trust NY" means United States Trust Company of New York.

  1. Appointment. The Company hereby appoints U.S. Trust to act as the managing investment adviser and administrator to the Company for the period and on the terms set forth in this Agreement. U.S. Trust accepts such appointment and agrees to be responsible for finding, evaluating, structuring, and monitoring the Company's investments in Portfolio Companies, Private Funds and Short-Term Investments and performing the management and administrative services necessary for the operation of the Company for the compensation provided by this Agreement. The Managing Investment Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as investment adviser to the Company under applicable law and are under the common control of U.S. Trust Corporation provided (i) that all persons, when providing services hereunder, are functioning as part of an organized group of persons, (ii) the use of an affiliate's employees does not result in a change of actual control or management of the investment advisor, and (iii) the use of an affiliate's employees has been approved by the Board of Directors of the Company.

  2. Duties of the Managing Investment Adviser. Subject to the direction and control of the Board of Directors, the Managing Investment Adviser shall:

  a) prepare (or otherwise obtain) and evaluate on both a macroeconomic and microeconomic level any pertinent research; statistical, financial and economic data; and other information necessary or appropriate for the performance of its duties under this Agreement;

  b) identify, evaluate, structure, monitor and dispose of the Company's investments in Portfolio Companies, Private Funds and Short-Term Investments;

  c) make available and, if requested by entities in which the Company has invested or is proposing to invest, render managerial assistance to and exercise management rights in, such entities;

  d) determine the securities to be purchased by the Company, and continuously monitor such securities and the issuers thereof to determine whether and when to sell, exchange or take any other action concerning such securities including the making of follow-on investments in Portfolio Companies when appropriate;

  e) determine whether and how to exercise warrants, voting rights or other rights with respect to the Company's portfolio securities;

  f) select broker-dealers to carry out the Company's securities transactions, including broker-dealers who are affiliated with the Managing Investment Adviser or the Company;

  g) provide valuations with respect to the securities held by the Company as provided in the Registration Statement;

  h) provide, at its expense, office space, equipment, facilities and supplies and clerical services necessary for the operation of the Company;

  i) keep and maintain the books and records of the Company;

  j) administer stockholders' accounts and handle communications and correspondence with stockholders;

  k) prepare accounting, management and other reports;

  l) conduct relations with custodians, depositories, transfer agents, accountants, attorneys, any selling agent, any escrow agent, insurers, banks and such other persons in any such other capacity deemed necessary or desirable for the operation of the Company;

  m) render regular reports to the Company's officers and the Board of Directors concerning the investment performance of the Company, the Managing Investment Adviser's discharge of its responsibilities under this Agreement and any other subject as the Company's officers or the Board of Directors reasonably may request; and

  n) assist the Company's officers in connection with the operation of the Company and perform any further acts that may be necessary to effectuate the purposes of this Agreement or that may be requested by the Company.

  3. Supervision and Compliance. The activities of the Managing Investment Adviser shall be subject at all times to the direction and control of the Board of Directors and shall comply with: (a) the Articles of Incorporation of the Company and the By-Laws of the Company, as such documents are amended from time to time; (b) the Registration Statement, including the investment objective and policies set forth therein; (c) the applicable provisions of the Investment Company Act and the applicable regulations thereunder; (d) the Internal Revenue Code of 1986, as amended, and the regulations thereunder applicable to regulated investment companies; (e) any other applicable laws or regulations; and (f) such other limitations as the Board of Directors may adopt.

  4. Delegation. In performing its duties under this Agreement and assuming the obligations set forth herein, the Managing Investment Adviser may, at its own expense, employ certain of its affiliates of other entities; provided that the Managing Investment Adviser understands and agrees that it shall remain fully responsible for the performance of all the duties set forth in this Agreement and that it shall supervise the activities of each such affiliate or other entity. Any agreement between the Managing Investment Adviser and an affiliate or other such entity shall be subject to the renewal, termination and amendment provisions applicable to this Agreement.

  5. Purchase and Sale of Securities. The Managing Investment Adviser shall, at its own expense, place orders for the purchase, sale or loan of securities by the Company either directly with the issuer or with any broker and/or dealer who deals in such securities.

  a) In placing orders with brokers and/or dealers, the Managing Investment Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Managing Investment Adviser may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Exchange Act) to or for the benefit of the Company and/or other accounts over which the Managing Investment Adviser exercises investment discretion. The Managing Investment Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Managing Investment Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Managing Investment Adviser with respect to the accounts as to which it exercises investment discretion.

  b) The Managing Investment Adviser may execute transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Company are "reasonable and fair" compared to commissions received by other brokers having comparable execution capability and provided that the transactions are effected pursuant to procedures established by the Board of Directors. An affiliated broker may transmit, clear and settle transactions for the Company that are executed on a securities exchange provided that the affiliated broker arranges for unaffiliated brokers to execute the transactions.

  c) Notwithstanding the foregoing, the Board of Directors periodically shall review the commissions paid by the Company and determine whether those commissions were reasonable in relation to the brokerage and research services received. In addition, the Board of Directors, in its discretion, may instruct the Managing Investment Adviser to effect all or a portion of its securities transactions with one or more brokers and/or dealers selected by the Board of Directors, if it determines that the use of such brokers and/or dealers is in the best interest of the Company.

  d) When the Managing Investment Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as other customers, the Managing Investment Adviser, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions. The Managing Investment Adviser also may purchase or sell a particular security for one or more customers in different amounts. Allocation of the securities purchased or sold in either manner, as well as the expenses incurred in the transactions, will be made by the Managing Investment Adviser in a manner that is equitable and consistent with applicable law and regulations, any guidelines adopted by the Board of Directors and with its fiduciary obligations to the Company and to such other customers.

  6. Expenses.

  a) The Managing Investment Adviser shall furnish, at its own expense, all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Managing Investment Adviser also shall pay the salaries and fees of all personnel of the Company or the Managing Investment Adviser performing services related to the Managing Investment Adviser's duties under this Agreement.

  b) It is understood that the Company will pay all of its expenses and liabilities, including fees of the Directors; fees of the Managing Investment Adviser; expenses of registering the Company's shares under federal and state securities laws; interest; taxes; fees and expenses of the Company's legal counsel and independent accountants; fees and expenses of the Transfer Agent; expenses of printing and mailing share certificates, stockholder reports, notices to stockholders and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities of the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Company (or its assets) or its actual investments; expenses of membership in investment company associations; expenses of fidelity bonding and other insurance premiums; expenses of stockholders' meetings; Securities and Exchange Commission and state blue sky registration fees; fees payable to the National Association of Securities Dealers, Inc., if any, in connection with the offering of the Company's shares; and the Company's other business and operating expenses.

  7. Compensation of the Managing Investment Adviser. In consideration of the services to be rendered by the Managing Investment Adviser under this Agreement, the Company shall pay the Managing Investment Adviser:

  a) quarterly and payable in arrears on the last day of each fiscal quarter, a management fee equal to 1.5% per annum of the net assets of the Company, determined as of the end of each fiscal quarter, that are invested or committed to be invested in Portfolio Companies or Private Funds, and equal to 0.5% of the net assets of the Company, determined as of the end of each fiscal quarter, that are invested in Short-Term Investments and are not committed to Portfolio Companies or Private Funds; and

  b) an incentive fee in an amount equal to 10% of the realized capital gains (net of realized capital losses and unrealized net capital depreciation) less the aggregate amount of incentive fee payments in prior years. If the amount of the incentive fee in any year is a negative number, or cumulative net realized capital gains less net unrealized capital depreciation at the end of any year is less than such amount calculated at the end of the previous year, the Managing Investment Adviser agrees to repay to the Company all or a portion of the incentive fee previously paid.

  8. Services to Others. The services of the Managing Investment Adviser to the Company are not to be deemed exclusive and the Managing Investment Adviser is free to render services to others and to engage in other activities; provided, however, that those services and activities do not adversely affect the Managing Investment Adviser's ability to perform its obligations under this Agreement.

  9. Books, Records, and Information. The Managing Investment Adviser shall provide the Company with all records concerning the Managing Investment Adviser's activities that the Company is required by law to maintain. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the Investment Company Act which are prepared or maintained by the Managing Investment Adviser on behalf of the Company are the property of the Company and will be surrendered promptly to the Company on request. The Company also shall comply with all reasonable requests for information by the Company's officers or Board of Directors, including information required for the Company's filings with the Securities and Exchange Commission and state securities commissions.

  10. Limitations on Liability.

  a) The Managing Investment Adviser hereby is notified expressly of the limitation of directors' liability as set forth in the Articles of Incorporation and the Bylaws of the Company and agrees that any obligation of the Company arising in connection with this Agreement shall be limited in all cases to the Company and its assets, and the Managing Investment Adviser shall not seek satisfaction of any such obligation from any Director of the Company.

  b) The Managing Investment Adviser shall give the Company the benefit of its best judgment and efforts in rendering services under this Agreement. In the absence of Disabling Conduct, the Managing Investment Adviser shall not be liable to the Company or to any shareholder for any act or omission in the course of, or connected with, rendering services under this Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. U.S. Trust NY and U.S. Trust Co. shall be jointly, but not severally, liable for a loss resulting from Disabling Conduct of either Managing Investment Adviser.

  11. Indemnification. The Company will indemnify the Managing Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) not resulting from Disabling Conduct by the Managing Investment Adviser. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Managing Investment Adviser was not liable by reason of Disabling Conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Managing Investment Adviser was not liable by reason of Disabling Conduct by (a) the vote of a majority of a quorum of Directors of the Company who are neither "interested persons" of the Company nor parties to the proceeding ("disinterested non-party Directors") or
(b) independent legal counsel in a written opinion. The Managing Investment Adviser shall be entitled to advances from the Company for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The Managing Investment Adviser shall provide to the Company a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Company has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Managing Investment Adviser shall provide security in form and amount acceptable to the Company for its undertaking; (b) the Company is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Company at the time the advance is proposed to be made, that there is reason to believe that the Managing Investment Adviser will ultimately be found to be entitled to indemnification.

  No provision of this Agreement shall be construed to protect any Director or officer of the Company or the Managing Investment Adviser from liability in violation of Section 17(i) of the Investment Company Act.

  12. Effective Date; Termination; Amendments.

  a) This Agreement shall be effective as of the date first above written and, unless terminated sooner as provided herein, shall continue until the second anniversary of the execution of this Agreement. Thereafter, unless terminated sooner as provided herein, this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors of the Company who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding voting securities of the Company; or (ii) the vote of a majority of the full Board of Directors.

  b) This Agreement may be terminated at any time, without the payment of any penalty, either by: (i) the Company, by the vote of a majority of the Board of Directors who are not parties to this Agreement or interested persons of any such party or by vote of a majority of the outstanding voting securities of the Company, on 60 days' written notice to the Managing Investment Adviser; or
(ii) the Managing Investment Adviser, on 90 days' written notice to the Company. This Agreement shall terminate immediately in the event of its assignment.

  c) An affiliate of the Investment Adviser may assume the Investment Adviser's obligations under this Agreement provided that (i) the affiliate is qualified to act as an investment adviser to the Company under applicable law;
(ii) the assumption will not result in a change of actual control or management of the Investment Adviser and (iii) the assumption of the Investment Adviser's obligations by the affiliate is approved by the Board of Directors of the Company.

  d) This Agreement may be amended only if such amendment is approved, to the extent required by the Investment Company Act, by the vote of a majority of the outstanding voting securities of the Company and by vote of a majority of the Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment.

  e) As used in this Agreement, the terms "specifically approved at least annually," "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as such terms have in the Investment Company Act and the regulations thereunder.

  13. Notices. All notices and other communications hereunder shall be in writing or by confirm in telegraph, cable, telex, or facsimile sending device. Notices shall be addressed (a) if to U.S. Trust, at U.S. Trust's address, 114
W. 47th Street, New York, New York 10036; or (b) if to the Company, at the address of the Company, Attn: David I. Fann.

  14. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with the provisions of the Investment Company Act and the regulations thereunder.

  15. Miscellaneous. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

  IN WITNESS WHEREOF, the Company and the Managing Investment Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.

                                          UST PRIVATE EQUITY INVESTORS
                                           FUND, INC.


                                          By: _________________________________
                                            Name:
                                            Title: President

                                          UNITED STATES TRUST COMPANY OF
                                           NEW YORK


                                          By: _________________________________
                                            Name:
                                            Title:

                                          U.S. TRUST COMPANY


                                          By: ____________________________

                                            Name:

                                            Title:

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
[LOGO OF EXCELSIOR FUNDS]                           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                                     OF UST PRIVATE EQUITY INVESTORS FUND, INC.
UST PRIVATE EQUITY INVESTORS FUND,INC.                            (THE "COMPANY")
73 TREMONT STREET
BOSTON, MA 02108                                     This proxy is solicited by the Board of the Company
                                                 for use at an annual meeting of shareholders to be held
                                                 on May __, 2000, at 10:00 a.m. (New York time) at the
                                                 offices of United States Trust Company of New York, 114
                                                 West 47th Street, New York, New York 10036

                                                     The undersigned hereby appoints Frank D. Bruno, Brian
                                                 F. Schmidt and Ronald A. Schwartz, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments or postponements thereof, all shares representing interests in the Company held of record by the undersigned on April 24, 2000, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

                                                     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR each nominee for director in Proposal 1, FOR Proposal 2, FOR Proposal 3 and FOR
                                                 Proposal 4.

                                                       The proxies are authorized in their discretion on any other business which may properly come before the Meeting and any adjournments thereof.


To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Call 1-800-890-8903
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2)  Go the Web site/www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE. NO POSTAGE IS REQUIRED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:             EXCUST                    KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.             DETACH AND RETURN THIS PORTION ONLY

UST PRIVATE EQUITY INVESTORS FUND, INC.


Vote on Directors                                       For  Withhold  For All          To withhold authority to vote, mark "For All
                                                        All    All      Except          Except" and write the nominee's number on
1.  01) John C. Hover, 02) Gene M. Bernstein,           [ ]    [ ]       [ ]            the line below.
    03) Steven V. Murphy, 04) Victor F. Imbimbo                                         ____________________________________________

Vote on Proposals                                                                               For     Against     Abstain

2.  Proposal to approve a new Investment Advisory Agreement among the Company,                  [ ]      [ ]         [ ]
    United States Trust Company of New York and U.S. Trust Company.

3.  Proposal to ratify certain determination of the Board of Directors.                         [ ]      [ ]         [ ]

4.  Proposal to ratify the selection of Ernst & Young, LLP as independent                       [ ]      [ ]         [ ]
    accountants for the Company's fiscal year ending October 31, 2000.

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.
  ----------------------------------------------                        --------------------------------------------------

  ----------------------------------------------                        --------------------------------------------------
  Signature (PLEASE SIGN WITHIN BOX)     Date                           Signature (Joint Owners)                  Date
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